United Realty Trust 10-Q

Exhibit 10.1

DEMAND NOTE

This Demand Note Payable on Demand (the "Note") is made and effective June 30, 2015,

BETWEEN:	UNITED REALTY TRUST INCORPORATED (the “Lender”), a corporation organized and existing under the laws of the State of Maryland, with its head office located at:

60 Broad Street, 34th Floor, New York, New York 10004

AND:	CM REALTY HOLDINGS, LLC (the “Borrower”), a limited liability company organized and existing under the laws of the State of Delaware, with its head office located at:

60 Broad Street, 34th Floor, New York, New York 10004

FOR VALUE RECEIVED, the undersigned Borrower promises to pay to the order of Lender the sum of Three Million Forty Nine Thousand Seven Hundred Forty Six and No/l00 Dollars ($3,049,746.00), together with interest of one and one-half percent (1.5%) per annum on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of Lender thereof. The foregoing obligation is hereby guaranteed in its entirety by United Realty Advisors, LP, a Delaware limited partnership.

Upon default in making payment within seven (7) days of demand, and providing this note is turned over for collection, Borrower agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the state of New York. All parties to this note waive presentment, notice of non-payment protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

[Signature to follow]

IN WITNESS WHEREOF, the undersigned has caused this Demand Note to be duly executed as of the date first written above.

BORROWER:
CM REALTY HOLDINGS, LLC
a Delaware limited liability company

By:
Name: Craig Marshak
Title: Authorized Signatory

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the ___ day of June 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Craig Marshak, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he executed the same in his capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public